EXHIBIT 32.2

SECTION 906 CERTIFICATION

CERTIFICATION REQUIRED BY

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Advanzeon Solutions, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2019	By:	/s/ Arnold B. Finestone
Arnold B. Finestone, President and Chief Financial Officer